SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of Earliest Event Reported): November 17, 1999



                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)

DELAWARE                           0-18348                  06-1209796
(State or other           (Commission File Number)          (I.R.S. Employer
jurisdiction                                                Identification No.)
of incorporation)

1400 Corporate Center Way, Wellington, Florida              33414
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

                        Exhibit Index Appears on page 4.


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Item 5. Other Events.

     BE Aerospace, Inc. issued on November 17, 1999 the press release attached hereto as Exhibit 99.1. Such press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit No.          Description
    -----------          -----------
       99.1              Press Release, dated November 17, 1999.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BE AEROSPACE, INC.

                              By:  /s/ Thomas P. McCaffrey

                              ------------------------------------
                              Name:  Thomas P. McCaffrey
                              Title: Corporate Senior Vice President of
                                     Administration and Chief Financial Officer


Date:    November 17, 1999


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                                  EXHIBIT INDEX

    Exhibit No.          Description of Exhibits
    -----------          ----------------------------
    99.1                 Press Release, dated November 17, 1999.